Foreign Subcustodians:


Raiffeisen Bank sh.a.
Blv. Bajram Curri ETC   Kati 14
Tirana, Albania
BIC: SGSBALTXXXX

Citibank N.A.
Securities Services Unit
Bartolome Mitre 530 C1036AAJ
1036 Buenos Aires, Argentina
BIC: CITIUS33ARR

Hongkong and Shanghai
Banking Corporation Ltd.
HSBC Custody and Clearing
Level 13, 580 George St.
Sydney, NSW 2000, Australia
BIC: HKBAAU2SSYD

UniCredit Bank Austria AG
Custody Department   Dept.
8398 TZ
Julius Tandler Platz 3
A 1090 Vienna, Austria
BIC: BKAUATWWXXX

Deutsche Bank AG
Fleischmarkt 1
A 1010 Vienna, Austria
BIC: DEUTATWWCUS

HSBC Bank Middle East,
Custody and Clearing Dept.
1st Floor, Bldg # 2505
Road # 2832, Al Seef 428,
Kingdom of Bahrain
BIC: BBMEBHBXXXX

Standard Chartered Bank
Silver Tower, Level 7
52 South Gulshan Commercial Area
Gulshan 1, Dhaka 1212
Bangladesh
BIC: SCBLBDDXXXX

Deutsche Bank AG, Netherlands
(operating through
the Amsterdam branch
with support from its
Brussels branch) Investor Services
De Entrees 99 197
1101 HE Amsterdam,
The Netherlands,
BIC: DEUTNL2AXXX

Standard Chartered Bank
Cote dIvoire
23, Bld de la Republique
17 BP 1141 Abidjan 17
Cote dIvoire
BIC: SCBLCIABSSU

HSBC Bank Bermuda Limited
6 Front Street
Hamilton HM06, Bermuda
Attn: Daily Contact
BIC: BBDABMHMXXX



UniCredit Bank d.d.
Zelenih beretki 24
71 000 Sarajevo, Bosnia
BIC: UNCRBA22XXX

Standard Chartered Bank
Botswana Limited
4th Floor, Standard Chartered House
Queens Road
The Mall
Gaborone, Botswana
BIC: SCHBBWGXXXX

Citibank N.A.
Sao Paulo Branch
AV Paulista, 1111
Sao Paulo, SP 01311 920
Brazil
BIC CITIUS33BRR

Citibank Europe plc, Bulgaria
Branch
Serdika Offices, 10th floor,
48 Sitnyakovo Blvd.
Sofia 1505, Bulgaria
BIC: CITIBGSFXXX

UniCredit Bulbank AD
7 Sveta Nedelya Square
1000 Sofia, Bulgaria
BIC: UNCRBGSFXXX

Standard Chartered Bank
Cote dIvoire
23, Bld de la Republique
17 BP 1141 Abidjan 17
Cote dIvoire
BIC: SCBLCIABSSU

RBC Investor Services
Securities Cage
155 Wellington Street West,
2nd Floor
Toronto, ON Canada M5V 3L3
Ref a/c: 1200292XXXXX
BIC: ROYCCAT2XXX

State Street Trust Company
Canada
30 Adelaide Street East
Suite 800
Toronto, Ontario, Canada
M5C 3G6
BIC: SBOSCATXXXX

Itau CorpBanca SA
Enrique Foster Sur 20, Piso 5,
Las Condes
Santiago de Chile
BIC: ITAUCLRM

HSBC Bank (China)
Company Limited
33rd Floor, HSBC Building,
Shanghai IFC
8 Century Avenue
Pudong, Shanghai,
China (200120)
Attn: Manager, Custody
and Clearing Department
BIC: HSBCCNSHXX

China Construction Bank
No.1 Naoshikou Street
Chang An Xing Rong Plaza
Beijing 100032 33 China
BIC: PCBCCNBJGIS

HSBC Bank (China) Company Limited
 33rd Floor, HSBC Building,
Shanghai IFC
8 Century Avenue
 Pudong, Shanghai, China
 (200120)
Attn: Manager, Custody and Clearing Department
BIC: HSBCCNSHXXX

Standard Chartered Bank
(Hong Kong) Limited
15th Floor Standard
Chartered Tower
388 Kwun Tong Road
Kwun Tong, Hong Kong
Attn: Client Service
Manager Custody &
Clearing Services
BIC: SCBLHKHHXXX

The Hongkong and
Shanghai Banking
Corporation Limited
Level 30,
HSBC Main Building
1 Queen s Road
Central, Hong Kong
BIC: HSBCHKHHSEC

Citibank N.A.
39th Floor Citibank Tower
Citibank Plaza,
3 Garden Road
Central, Hong Kong
BIC: CITIHKHXXXX

E/D: Clearstream
Banking SA
The Square
42, Avenue JF Kennedy
L-1855 Luxembourg
Luxembourg
BIC: CEDELULLXXX

Cititrust Colombia, S.A.
Sociedad Fiduciaria Carrera 9A
No 99 02 Bogota DC, Colombia
BIC: CITIUS33COR
Attn: Securities Services Dept.

Privredna banka Zagreb dd
Custody Department
Radnicka cesta 50 10000
Zagreb, Croatia
BIC: PBZGHR2XXXX

Zagrebacka banka d.d.
Savska 60
10000 Zagreb, Croatia
BIC: ZABAHR2XXXX






BNP Paribas Securities
Services, S.C.A., Athens,
(operating remotely to service
the Cyprus market)
94 V. Sofias Avenue &
1 Kerasountos Str. 115 28
Athens, Greece 11528
BIC: PARBGRAXXXX

Ceskoslovenska Obchodni
Banka A.S.
Radlicka 333 150, 150 57
Prague 5, Czech Republic
BIC: CEKOCZPPXXX

UniCredit Bank, Czech
Republic and Slovakia, a.s.
Global Securities Services
Global Transaction Banking
BB Centrum   FILADELFIE
Zeletavska 1525 1
140 92 Praha 4   Michle
Czech Republic
BIC: BACXCZPPXXXX

Skandinaviska Enskilda
Banken AB (SEB)
Bernstorffsgade 50,
1577 Copenhagen, Denmark
BIC: ESSEDKKKXXX

Nordea Ban Danmark A S
Strandgade 3
0900 Copenhagen C
Denmark
BIC: NDEADKKKXXX

HSBC Bank Egypt S.A.E
6th Floor
306 Corniche El Nil,
Maadi Cairo, Egypt
Attn: Custody Services
BIC: EBBKEGCXXXX

AS SEB Pank
Custody Services
Tornimae 2, 15010
Tallinn, Estonia
BIC: EEUHEE2XXXX

E/D: Euroclear Bank
1 Boulevard du Roi Albert
II B-1210
Brussels, Belgium
BIC: MGTCBEBEXXX

Skandinaviska Enskilda
Banken AB (Publ) (SEB)
Securities Services
Box 630
SF 00101 Helsinki, Finland
BIC: ESSEFIHXXXX

Nordea Bank Finland Plc
Satamaradankatu 5
00500 Helsinki
Finland
BIC: NDEAFIHHXXX





Deutsche Bank AG, Netherlands
(operating through
the Amsterdam branch
with support from its Paris branch)
Investor Services
De Entrees 99 197
1101 HE Amsterdam,
The Netherlands
BIC: DEUTNL2AXXX

JSC Bank of Georgia
29a Gagarini Str.
Tbilisi 0160, Georgia
BIC: BAGAGE22CUS

Deutsche Bank AG,
Direct Securities Services
Alfred-Herrhausen-Allee 16-24
D-65760 Eschborn, Germany
BIC: DEUTDEFFCUS

Standard Chartered Bank Ghana Limited
P.O. Box 768
1st Floor,
High Street Building
Accra, Ghana
BIC: SCBLGHACXXX

BNP Paribas Securities
Services, S.C.A.,
94 V. Sofias Avenue &
Kerasountos 1 Street
115 28, Athens, Greece
BIC: PARBGRAXXXX

Standard Chartered Bank
Cote dIvoire
23, Bld de la Republique
17 BP 1141 Abidjan 17
Cote dIvoire
BIC: SCBLCIABSSU

Standard Chartered Bank
(Hong Kong) Limited
15th Floor Standard Chartered
Tower 388 Kwun Tong Road
Kwun Tong, Hong Kong
Attn: Client Service Manager
Custody & Clearing Services
BIC: SCBLHKHHXXX

UniCredit Bank Hungary Zrt.
6th Floor, Szabadsag ter 5 6
H 1054 Budapest, Hungary
BIC: BACXHUHBXXX

Citibank Europe
plc, Hungarian
Branch
7 Szabadsag ter,
Bank Center
Budapest, H 1051
Hungary
BIC:
CITIHUHXXXX

Landsbankinn hf.
Austurstraeti 11
155 Reykjavik, Iceland
BIC: NBIIISREXXX


The Hongkong and
Shanghai Banking
Corporation Limited
11F, Building 3, NESCO
IT Park, NESCO
Complex, Western
Express Highway,
Goregaon (East), Mumbai
400063, India
BIC: HSBCINBBXXX

Deutsche Bank AG
Domestic Custody Services
Block B1, 4th Floor,
Nirlon Knowledge Park
Off Western Express Highway
Goregaon (E)
Mumbai 400 063, India
BIC: DEUTINBBXXX

Deutsche Bank A.G.
Deutsche Bank Building,
4th Floor
Jl. Imam Bonjol, No. 80
Jakarta 10310, Indonesia
Attn: Investor Services
BIC: DEUTIDJAXXX

State Street Bank and Trust Company
525 Ferry Rd.
Edinburgh, Scotland,
EH5 2AW
BIC: SSLLGB2XGBL

Bank Hapoalim B.M.
50 Rothschild Boulevard
Tel Aviv, Israel 61000
BIC: POALILITCBS

Deutsche Bank S.p.A.
Investor Services
Via Turati 27   3rd Floor
20121 Milan, Italy
BIC: DEUTITMMTIT

Standard Chartered Bank
Cote dIvoire
23, Bld de la Republique
17 BP 1141 Abidjan 17
Cote dIvoire
BIC: SCBLCIABSSU

The Hongkong and Shanghai
Banking Corporation, Japan
branch (HSBC)
HSBC Building
11 1 Nihonbashi 3 chome,
Chuo ku
Tokyo 1030027 Japan
BIC: HSBCJPJTXXX

Mizuho Bank, Ltd.
4 16 13, Tsukishima,
Chuo ku, Tokyo, 104 0052,
Japan
BIC: MHCBJPJ2XXX






Standard Chartered Bank
Shmeissani Branch
Al Thaqafa Street,
Building # 2
P.O.Box 926190
Amman 11110,
Jordan
BIC: SCBLJOAXXXX

JSC Citibank
Kazakhstan
Park Palace,
Building A, 41
Kazibek Bi street,
Almaty, 050010,
Kazakhstan
BIC: CITIKZKAXXX

Standard Chartered Bank
Kenya Limited
Custody Services
Standard Chartered   Chiromo,
Level 5
48 Westlands Road
P.O. Box 40984 00100 GPO
Nairobi, Kenya
BIC: SCBLKENXXXX

Hongkong and Shanghai Banking Corporation Limited
HSBC Building  25, 1 Ka,
Bongrae Dong, Chung ku, Seoul, Korea 100 161
BIC: HSBCKRSEXXX

Deutsche Bank AG
Investor Services
18th Floor, Young Poong
Bldg., 33 Seorin dong
Chongro ku, Seoul 110 752
Korea
BIC: DEUTKRSEXXX

HSBC Bank Middle East Limited
Kuwait City, Qibla Area Hamad Al Saqr Street,
Kharafi Tower, G 1 2 Floors
P.O. Box 1683, Safat 13017,
Kuwait
BIC: HBMEKWKWXXX

AS SEB Banka
Unicentrs, Valdlauci
LV 1076 Kekavas pag.,
Rigas raj., Latvia
BIC: UNLALV2XXXX

HSBC Bank Middle East, Main Branch
St. Georges Street,
Minet El Hosn
Beirut, Lebanon 1107 2080
Attn: Securities Department
BIC: BBMELBBXXXX

SEB Bankas
Gedimino av. 12
LT 2600 Vilnius, Lithuania
Attn: Securities Accounting and Custody
BIC: CBVILT2XXXX






E/D: Clearstream
Banking SA
The Square
42, Avenue JF Kennedy
L-1855 Luxembourg
Luxembourg
BIC: CEDELULLXXX

Euroclear Bank
1 Boulevard du Roi Albert
II B-1210
Brussels, Belgium
BIC: MGTCBEBEXXX

Standard Bank Limited
Kaomba Centre
Corner Victoria Avenue & Sir
Glyn Jones Road
Blantyre, Malawi
BIC: SBICMWMXXXX

Standard Chartered Bank
Malaysia Berhad
Menara Standard Chartered
30 Jalan Sultan Ismail
50250 Kuala Lumpur,
Malaysia
BIC: SCBLMYKXXXX

Deutsche Bank (Malaysia)
Berhad
Investor Services
Level 20, Menara IMC
8 Jalan Sultan Ismail
50250 Kuala Lumpur, Malaysia
BIC: DEUTMYKLXXX

Standard Chartered Bank
Cote dIvoire
23, Bld de la Republique
17 BP 1141 Abidjan 17
Cote dIvoire
BIC: SCBLCIABSSU

Hongkong and Shanghai Banking Corp. Ltd.
5th Floor HSBC Centre,
18 Cybercity, Ebene, Mauritius
Attn: Securities Services
BIC: HSBCMUMUOBU

Banco Nacional de Mexico
S.A. (Banamex)
Global Securities Services, 3er
piso, Torre Norte
Act. Roberto Medellin No. 800
Col. Santa Fe, Mexico, D.F.
01219
BIC: CITIUS33MER

Citibank Maghreb
Zenith Millenium Immeuble1,
Sidi Maarouf   B.P. 40
Casablanca 20190
Morocco
BIC: CITIMAMCXXX






Standard Bank Namibia
Standard Bank Center
Corner Werner List St. and
Post Street Mall, 2nd Floor
Windhoek, Namibia
BIC: SBNMNANXXXX


Deutsche Bank AG, Netherlands
Investor Services
De Entrees 99 197
1101 HE Amsterdam,
The Netherlands
BIC: DEUTNL2AXXX

The Hongkong and Shanghai
Banking Corporation Ltd.
HSBC House
Level 7, 1 Queen St.
Auckland 1010, New Zealand
BIC: HSBCNZ2AXXX

Standard Chartered Bank
Cote dIvoire
23, Bld de la Republique
17 BP 1141 Abidjan 17
Cote dIvoire
BIC: SCBLCIABSSU

Stanbic IBTC Bank Plc.
Plot 1712
Idejo St.
Victoria Island
Lagos, Nigeria 101007
Attn: Custody Services Department
BIC: SBICNGLXXXX

Skandinaviska Enskilda
Banken
Securities Services
P.O. Box 1843 Vika
Filipstad Brygge 1
N 0123 Oslo, Norway
BIC: ESSENOKXXXX

Nordea Bank Norge ASA
Essendropsgate 7
0368 Oslo
Norway
BIC: NDEANOKKXXX

HSBC Bank Oman S.A.O.G.
HSBC Securities Services
2nd Floor Al Khuwair
PO Box 1727 PC 111
Seeb,
Sultanate of Oman
BIC: BBMEOMRXXXX

Deutsche Bank  A.G.
Unicentre   Unitowers
I.I. Chundrigar Road
P.O. Box 4925
Karachi   74000, Pakistan
Attn: Investor Services
BIC: DEUTPKKAXXX

HSBC Bank Middle East,
Jaffa Street, Ramallah,
West Bank 2119
Palestinian Autonomous Area
BIC: BBMEPS22XXX






Citibank, N.A.
Boulevard Punta Pacifica
Torre de las Americas
Apartado
Panama City, Panama
0834 00555
BIC: CITIPAPASFE

Citibank del Peru S.A.
Canaval y Moreyra 480
3rd Floor, San Isidro
Lima 27, Peru
BIC: CITIUS33LIM

Deutsche Bank AG,
Global Transaction Banking
Tower One, Ayala Triangle,
1226 Makati City, Philippines
BIC: DEUTPHMMXXX

Bank Handlowy w
Warszawie S.A.
ul Senatorska 16
00 293 Warsaw, Poland
Attn: Custody Department
BIC: CITIPLPXXXX

Bank Polska Kasa
Opieki S.A.
31 Zwirki I Wigury
Street 02 091,
Warsaw, Poland
BIC: PKOPPLPWXXX

Deutsche Bank AG,
Netherlands
(operating through the
Amsterdam branch with
support from its Lisbon
branch)
Investor Services
De Entrees 99 197 1101
HE Amsterdam, Netherlands
BIC: DEUTNL2AXXX

HSBC Bank
Middle East Limited
2 Fl Ali Bin Ali Tower
Building no.: 150
Airport Road
Doha, Qatar
BIC: BBMEQAQXXXX

Citibank Europe plc, Dublin
Romania Branch
8, Iancu de Hunedoara
Boulevard
712042, Sector 1
Bucharest, Romania
BIC: CITIROBUXXX






AO Citibank
8-10 Gasheka Street,
Building 1
Moscow 125047
Russian Federation
BIC: CITIRUMXXX

HSBC Saudi Arabia
Limited 7267 Olaya  Al
Murooj
Riyadh 12283 2255
Kingdom of Saudi Arabia
BIC: SABBSARIXXX

Standard Chartered Bank
Cote dIvoire
23, Bld de la Republique
17 BP 1141 Abidjan 17
Cote dIvoire
BIC: SCBLCIABSSU

Unicredit Bank Serbia JSC
Omladinskih Brigada 88,
Airport City
11000 Belgrade, Serbia
BIC: BACXRSBGXXX

United Overseas Bank Limited (UOB)
156 Cecil Street
FEB Building #08 03
Singapore 069544
BIC: UOVBSGSGXXX

Citibank, N.A.
Citigroup Global
Transaction Services
Regional Services Center
Citi Singapore Campus (CSC),
3 Changi Business
Park Crescent,
07 00, Singapore 486026
BIC: CITISGSGXXX

UniCredit Bank Czech
Republic and Slovakia a.s.
Custody Department
Sancova 1 A
813 33 Bratislava,
Slovak Republic
BIC: UNCRSKBXXXX

UniCredit Banka Slovenija d.d.
Smartinska 140
SI 1000 Ljubljana
Slovenia
BIC: BACXSI22XXX

Standard Bank of
South Africa Limited
3rd Floor,
25 Pixley Ka Isaka Seme
Street
Johannesburg 2001
Republic of South Africa
BIC: SBZAZAJJXXX







FirstRand Bank Limited
Mezzanine Floor
3 First Place BankCity
Corner Simmonds & Jeppe Sts.
Johannesburg 2001
Republic of South Africa
BIC: FIRNZAJJXXX

Deutsche Bank SAE
Investor Services
Calle de Rosario Pino 14 16,
Planta 1
28020 Madrid, Spain
BIC: DEUTESBBXXX

The Hongkong and Shanghai
Banking Corporation Limited
24, Sir Baron
Jayatilake Mawatha
Colombo 01, Sri Lanka
BIC: HSBCLKLXXXX

UniCredit Bank d.d.
Zelenih beretki 24
71 000 Sarajevo, Bosnia
BIC: UNCRBA22XXX

Standard Bank Swaziland Limited
Standard House, Swazi Plaza
Mbabane, Swaziland H101
BIC: SBICSZMXXXX

Skandinaviska Enskilda
Banken
Sergels Torg 2
SE 106 40 Stockholm,
Sweden
BIC: ESSESESSXXX

Nordea Bank AB (publ)
Smalandsgatan 17
105 71 Stockholm
Sweden
BIC: NDEASESSXXX

UBS Switzerland AG
Max Hogger Strasse 80
 82 CH 8048 Zurich,
 Switzerland
BIC: UBSWCHZH80A

Credit Suisse AG
Uetlibergstrasse 231
8070 Zurich, Switzerland
BIC: CRESCHZZ80A

Deutsche Bank AG
296 Ren ai Road
Taipei 106 Taiwan R.O.C.
BIC: DEUTTWTPXXX

Standard Chartered Bank
(Taiwan) Limited
168 Tun Hwa North Road
Taipei 105, Taiwan R.O.C.
BIC: SCBLTWTPXXX






Standard Chartered Bank
Tanzania Limited
1st Floor International House
Corner of Shaaban Robert
Street and Garden Avenue
PO Box 9011
Dar es Salaam, Tanzania
BIC: SCBLTZTXXXX

Standard Chartered Bank
(Thai) Public Company Limited
Sathorn Nakorn Tower   14th
Floor, Zone B
90 North Sathorn Road
Silom, Bangkok 10500,
Thailand
Attn: Custodial
Services Department
BIC: SCBLTHBXXXX

Standard Chartered Bank
Cote dIvoire
23, Bld de la Republique
17 BP 1141 Abidjan 17
Cote dIvoire
BIC: SCBLCIABSSU

Union Internationale de
Banques (UIB)
65 Avenue Bourguiba
1000 Tunis, Tunisia
BIC: UIBKTNTTXXX

Citibank, A.S.
Tekfen Tower,
Eski Buyukdere Caddesi 209
Kat 3
34394 Levent
Istanbul, Turkey
BIC: CITITRIXXXX

Deutsche Bank, A.S.
Eski Buyukdere Caddesi
Tekfen Tower No. 209
Kat: 17 4.Levent 34394
Istanbul, Turkey
BIC: DEUTTRISCUS

Standard Chartered Bank
Uganda Limited
5 Speke Road
P.O. Box 7111
Kampala, Uganda
BIC: SCBLUGKAXXX

PJSC Citibank
16 g Dilova St.
Kyiv 03150, Ukraine
BIC: CITIUAUKXXX

HSBC Bank Middle East Limited
Global Banking and Markets
HSBC Securities Services
Emaar Square
Level 3, Building No. 5
PO Box 502601,
Dubai, United Arab Emirates
BIC: BBMEAEADXXX





HSBC Bank Middle East Limited
Global Banking and Markets
HSBC Securities Services
Emaar Square
Level 3, Buliding No. 5
PO Box 502601,
Dubai, United Arab Emirates
BIC: BBMEAEADXXX

HSBC Bank Middle East Limited
Global Banking and Markets
HSBC Securities Services
Emaar Square
Level 3, Buliding No. 5
PO Box 502601,
Dubai, United Arab Emirates
BIC: BBMEAEADXXX

State Street Bank and Trust Company
525 Ferry Rd.
Edinburgh, Scotland,
EH5 2AW
BIC: SSLLGB2XGBL

Banco Itau Uruguay S.A.
Zabala 1463
11000 Montevideo, Uruguay
Attn: Oficina de Titulos
BIC: ITAUUYMMXXX

Citibank N.A.
Centro Comercial El Recreo
Torre Norte, Piso 19
Avenida Casanova
Caracas, Venezuela 1050
BIC: CITIUS33VEC

Hongkong & Shanghai
Banking Corp. Ltd.
Centre Point
106 Nguyen Van Troi Street,
Phu Nhuan District
Ho Chi Minh City, Vietnam
BIC: HSBCVNVXXXX

Standard Chartered Bank
Zambia Plc
Standard Chartered House, Cairo Road
P.O. Box 32238
10101, Lusaka, Zambia
BIC: SCBLZMLXXXX

Stanbic Bank Zimbabwe
Limited
3rd Floor
Stanbic Centre
59 Samora Machel Avenue
Harare, Zimbabwe
BIC: SBICZWHXXXX







1